                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  January 20, 2000



                                  SYBASE, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                7372                                 94-2951005
(State of incorporation)              (Commission File Number)           (IRS Employer Identification No.)

                   6475 CHRISTIE AVENUE, EMERYVILLE, CA 94608
             (Address of principal executive offices of Registrant)


                                 (510) 922-3500
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets

     On January 20, 2000, Sybase, Inc., a Delaware corporation ("Sybase") completed its acquisition of Home Financial Network, Inc., a Delaware corporation ("HFN"), a privately-held provider of Internet financial services specializing in the development of customized e-Finance Internet sites in accordance with that certain Agreement and Plan of Reorganization between Sybase, HFN, a merger subsidiary established by Sybase, certain principal shareholders of HFN, and a purchaser representative on behalf of the shareholders of HFN, dated as of November 29, 1999 (the "Reorganization
Agreement"). Pursuant to the Reorganization Agreement, a wholly-owned subsidiary of Sybase merged with and into HFN and became a wholly-owned subsidiary of Sybase, changing its name to On-Line Financial Services, Inc. (the "Merger");
and the stockholders of HFN received approximately $1.153447887 in cash and
0.347936297 shares of Sybase common stock for each share of HFN common and preferred stock and the holders of warrants and options to purchase HFN capital stock received warrants and options to purchase Sybase common stock.

     Under the Reorganization Agreement, an aggregate of approximately 7,381,914 shares of Sybase Common Stock has or, if all warrants are exercised, will be issued to the holders of HFN common stock, preferred stock and warrants. The shares of Sybase common stock issued to the HFN common and preferred shareholders and the warrants to acquire Sybase common stock (together with the shares of Sybase common stock that may be issued upon exercise of the warrants) were issued in reliance on an exemption from registration under the Securities
Act of 1933, as amended (the "Securities Act"). As a result, the shares of Sybase common stock issued to the HFN common and preferred shareholders and/or upon exercise of the Sybase warrants are (or will be) subject to restrictions on transfer under the applicable provisions of the Securities Act and bear (or will bear) a legend reflecting such restrictions. In connection with the Merger, Sybase has granted the holders of the Sybase common stock and Sybase warrants issued in connection with the Merger certain rights to require Sybase to register such common stock under the Securities Act.

                                      -2-

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.

          The audited financial statements of the acquired business will be filed by Amendment within 60 days after the filing of this Form 8-K in accordance with the Security Exchange Act of 1934, General
          Instructions for Form 8-K, Item 7 (a) (4).

     (b)  Pro Forma Financial Information.

          The pro forma financial information required of the registrant will be filed by Amendment within 60 days after the filing of this Form 8-K in accordance with the Security Exchange Act of 1934, General
          Instructions for Form 8-K, Item 7 (b).

     (c)  Exhibits.
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
           Exhibit No.    Description
           -----------    -----------
             2.1          Agreement and Plan of Reorganization, dated November
                          29, 1999, by and among Sybase, Inc., On-Line Financial
                          Services, Inc., and Home Financial Network, Inc.
                          (incorporated by reference to Exhibit 2.1 of our
                          Registration Statement S-3 filed on January 31, 2000).

            99.1          Press  releases of Sybase,  Inc. dated December 1, 1999 and January
                          20, 2000.

     Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Reorganization have been omitted. The Company agrees to supplementally furnish such schedules upon request of the Commission.

                                      -3-

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYBASE, INC.


Dated: February 3, 2000
                                       By: /s/ Teresa D. Chuh
                                          ------------------------------
                                       Title: Vice President, Associate General
                                              Counsel and Assistant Secretary

                                      -4-

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                                  EXHIBIT LIST

  Exhibit No.    Description
  -----------    -----------
    2.1          Agreement and Plan of Reorganization, dated November
                 29, 1999, by and among Sybase, Inc., On-Line Financial
                 Services, Inc., and Home Financial Network, Inc.
                 (incorporated by reference to Exhibit 2.1 of our
                 Registration Statement S-3 filed on January 31, 2000).

   99.1          Press  releases of Sybase,  Inc. dated December 1, 1999 and January
                 20, 2000.